UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 17, 2010
ASCENT MEDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34176 (Commission File Number)	26-2735737 (I.R.S. Employer Identification No.)
12300 Liberty Boulevard
Englewood, Colorado 80112
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (720) 875-5622
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Form 8-K/A amends the Form 8-K filed by Ascent Media Corporation (“AMC” or the “Company”) with the Securities and Exchange Commission on December 23, 2010 (the “Initial 8-K”), announcing the acquisition of Monitronics International, Inc. (the “Acquisition”). As permitted under Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K, the Initial 8-K did not include certain financial statements and pro forma financial information. AMC is filing this amendment to provide the (i) historical audited and unaudited financial information and (ii) unaudited pro forma financial information required to be filed under Item 9.01 of Form 8-K in connection with the Acquisition.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     This Form 8-K/A amends the Initial 8-K to include the financial statements required by Item 9.01 pertaining to the Acquisition. The information previously reported in Item 2.01 of the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
The audited consolidated financial statements of Monitronics International, Inc., for the years ended June 30, 2010, 2009 and 2008, including the report of independent auditors.

The unaudited consolidated financial statements of Monitronics International, Inc. including the balance sheet as of September 30, 2010 and the statements of operations, shareholders net capital (deficiency) and cash flows for the three months ended September 30, 2010 and 2009 and the notes to the financial statements.
     (b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial information which describes the effect of the acquisition of Monitronics by the registrant, together with the effect of certain probable dispositions, on our consolidated balance sheets and statements of operations, including:
•	The unaudited pro forma condensed combined balance sheet as of September 30, 2010, which gives effect to the acquisition as if it occurred on that date; and

•	The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2010 and the year ended December 31, 2009, which give effect to the acquisition as if it occurred on January 1, 2009.
     (d) Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, independent auditors of Monitronics International, Inc.

99.1	Audited financial statements of Monitronics International, Inc. as of and for the fiscal years ended June 30, 2010, 2009 and 2008

99.2	Unaudited financial statements of Monitronics International, Inc. as of September 30, 2010 and for the three months ended September 30, 2010 and 2009

99.3	Unaudited pro forma financial information listed in Item 9.01(b).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 28, 2010

ASCENT MEDIA CORPORATION
By:	/s/ William E. Niles
	Name:	William E. Niles
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, independent auditor of Monitronics International, Inc.

99.1	Audited financial statements of Monitronics International, Inc. as of and for the fiscal years ended June 30, 2010, 2009 and 2008

99.2	Unaudited financial statements of Monitronics International, Inc. as of September 30, 2010 and for the three months ended September 30, 2010 and 2009

99.3	Unaudited pro forma financial information listed in Item 9.01(b).